ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                April 1, 2001 - April 30, 2001


SETTLEMENT DATE:                                                       15-May-01


A.  SERIES INFORMATION

    Advanta Leasing Receivables Corp. IV and
    ADVANTA LEASING RECEIVABLES CORP. V
    EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
    SERIES 1998-1

I.  SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

    (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB"). ............................................ $ 71,240,645.46
                                                                                                                    ----------------
    (b.)   Contract Principal Balance of all Collections allocable to Contracts .                  $ 5,551,934.37
                                                                                                ------------------
    (c.)   Contract Principal Balance of Charged-Off Contracts ..................                    $ 418,813.23
                                                                                                ------------------
    (d.)   Total decline in Principal Balance ....................................................................   $ 5,970,747.60
                                                                                                                    ----------------


    (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of
           this Settlement Date ..................................................................................  $ 65,269,897.86
                                                                                                                    ----------------
           BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
           PAYMENT DATE
    (f.)   Class A Principal Balance as of this Settlement Date ..................................................  $ 55,744,887.22
                                                                                                                    ----------------
           (Class A Note Factor) ................................................   0.1683119
                                                                                   -----------
    (g1.)  Class A-1 Principal Balance  (Note Factor) ...........................   0.0000000                   -
                                                                                   -----------  ------------------
    (g2.)  Class A-2 Principal Balance   (Note Factor) ..........................   0.0000000                 $ -
                                                                                   -----------  ------------------
    (g3.)  Class A-3 Principal Balance   (Note Factor) ..........................   0.4225273      $ 9,844,887.22
                                                                                   ----------   -----------------
    (g4.)  Class A-4 Principal Balance   (Note Factor) ..........................   1.0000000     $ 45,900,000.00
                                                                                   -----------  ------------------
    (h.)   Class B Principal Balance as of this Settlement Date ..................................................              $ -
                                                                                                                    ----------------
           (Class B Note Factor) ................................................   0.0000000
                                                                                   -----------
    (i.)   Class C Principal Balance as of this Settlement Date ..................................................              $ -
                                                                                                                    ----------------
           (Class C Note Factor) ................................................   0.0000000
                                                                                   -----------
    (l.)   Class D Principal Balance as of this Settlement Date ..................................................   $ 9,525,010.64
                                                                                                                    ----------------
           (Class D Note Factor) ................................................   0.6349878
                                                                                   -----------

II. COMPLIANCE RATIOS

    (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts as of
           the related Calculation Date ..........................................................................   $ 69,502,254.96
                                                                                                                    ----------------
    (b1.)  % of CBR 31 days or more delinquent as of the related Calculation Date ................................       6.56%
                                                                                                                    ----------------
    (b2.)  Preceding Month %:                     Mar-01 .........................................................       6.82%
                                              -----------                                                           ----------------
    (b3.)  2nd Preceding Month %:                 Feb-01 .........................................................       7.35%
                                              -----------                                                           ----------------
    (b4.)  Three month rolling average % of CBR 31 days or more delinquent .......................................       6.91%
                                                                                                                    ----------------


    (c.)   Does the three month rolling average % of CBR which are 31 days or
           more delinquent exceed 10.5%?   Y or N.                                                                        NO
                                                                                                                    ----------------


           (Amortization Period Only)
    (d)    Cumulative Net Loss Percentage as of the related Collection Period ....................................      2.99%
                                                                                                                    ----------------


           Does the Cumulative Net Loss Percentage exceed
    (d1.)  4.0% from the Beginning Period to and including 12th Collection
           Period?  Y or N .......................................................................................       N/A
                                                                                                                    ----------------
    (d2.)  5.5 % from 13th Collection Period to and including 24th Collection
           Period? Y or N ........................................................................................       N/A
                                                                                                                    ----------------
    (d3.)  7.0% from 25th Collection Period and thereafter? Y or N ...............................................       NO
                                                                                                                    ----------------
           (If Yes to e1 or e2 or e3, then a Residual Event occurs)

    (e1.)  Residual Realization for the related Collection Period  > 100% (YES/NO) ...............................       YES
                                                                                                                    ----------------
    (e2.)  Preceding Month:                                Mar-01  > 100% (YES/NO) ...............................       YES
                                                         ---------                                                  ----------------
    (e3.)  2nd Preceding Month:                            Feb-01  > 100% (YES/NO) ...............................       YES
                                                         ---------                                                  ----------------
    (e4.)  Three month rolling average Residual Realization Ratio  > 100% (YES/NO) ...............................       YES
                                                                                                                    ----------------
           (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
           The amount of available funds on deposit in the Series 1998-1 Facility Account ........................    $ 7,244,241.40
                                                                                                                    ----------------


        (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

    (a.)   To the Servicer, Unrecoverable Servicer Advances......................................................          49,822.87
                                                                                                                    ----------------
    (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee and
           Ancillary Servicing Income, if any....................................................................
                                                                                                                    ----------------

           To Series 1998-1 Noteholders:


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
(c.)       To Class A, the total Class A Note Interest and Class A Overdue
           Interest for the related period. ....................................................................  $ 306,890.60
                                                                                                                ------------------
                                Interest on Class A-1 Notes ........................    $ -
                                                                                      ------------------
                                Interest on Class A-2 Notes ........................    $ -
                                                                                      ------------------
                                Interest on Class A-3 Notes ........................    $ 78,155.60
                                                                                      ------------------
                                Interest on Class A-4 Notes ........................    $ 228,735.00
                                                                                      ------------------
  (d.)       Interest on Class B Notes for the related period ..................................................    $ -
                                                                                                                ------------------
  (e.)       Interest on Class C Notes for the related period ..................................................    $ -
                                                                                                                ------------------

  (f.)       To Series 1998-1 Noteholders:
             To Class A, the total Principal Payment and Class A Overdue
               Principal, if any ...............................................................................   5,970,747.60
                                                                                                                ------------------
                                Principal Payment to Class A-1 Noteholders ........            N/A
                                                                                      -------------------
                                Principal Payment to Class A-2 Noteholders ........            $ -
                                                                                      -------------------
                                Principal Payment to Class A-3 Noteholders ........      $ 5,970,747.60
                                                                                      -------------------
                                Principal Payment to Class A-4 Noteholders ........           N/A
                                                                                      -------------------
             To Class B for Principal Payment and Overdue Principal, if any ....................................       -
                                                                                                                ------------------
             To Class C for Principal Payment and Overdue Principal, if any ....................................       -
                                                                                                                ------------------

  (g)        Overdue Principal (included in the Principal Payments per
               above, if any):
             To Class A, total for Overdue Principal ..............................           N/A
                                                                                      -------------------
                                Overdue Principal to Class A-1            N/A
                                                               -------------------
                                Overdue Principal to Class A-2            N/A
                                                               -------------------
                                Overdue Principal to Class A-3            N/A
                                                               -------------------
                                Overdue Principal to Class A-4            N/A
                                                               -------------------
             To Class B for Overdue Principal .....................................           N/A
                                                                                      ------------------
             To Class C for Overdue Principal .....................................           N/A
                                                                                      ------------------

  (h1.)      Until the Reserve Account Funding Date:
             To the Reserve Account, the amount equal to the Servicing Fee
             otherwise payable to ABS .........................................................................        N/A
                                                                                                                ------------------

  (h2.)      After the Reserve Account Funding Date:
             To the Servicer, ABS, the Servicing Fee plus Ancillary
             Servicing Income, if any .........................................................................    59,367.20
                                                                                                                ------------------

  (i.)       To the Reserve Account, the amount needed to increase the
             amount on deposit in the Reserve Account to
             the Required Reserve Amount for such Payment Date ................................................        N/A
                                                                                                                ------------------

  (j.)       Upon the occurrence of a Residual Event      the lesser of:

  (j1.)      (A) the Available Funds remaining on deposit in the Facility
               Account and .........................................................          N/A
                                                                                      ------------------
  (j2.)      (B) the aggregate amount of Residual Receipts included in
               Available Funds .....................................................          N/A
                                                                                      ------------------
  (j3.)      To be deposited to the Residual Account ..........................................................        N/A
                                                                                                                ------------------

  (k.)       To Class D Noteholders for Principal Payment .....................................................          -
                                                                                                                ------------------
  (l.)       To Class D Noteholders for Overdue Principal, if any .............................................        N/A
                                                                                                                ------------------

            (3) To ABS, the Servicing Fee previously due, but deposited to the
                Reserve Account ...............................................................................          $ -
                                                                                                                ------------------

            (4) To the Trustee to Fund the Servicer Conversion Expense Account ................................
                                                                                                                ------------------

            (5) To the Series Obligors, as holders of the Residual Interest, any Available
                Funds remaining on deposit in the Facility Account ............................................ $.857,413.13
                                                                                                                ------------------

IV.   SERVICER ADVANCES

  (a.)       Aggregate amount of Servicer Advances at the beginning of the
               related Collection Period ......................................................................     1,611,036.93
                                                                                                                ------------------
  (b.)       Servicer Advances reimbursed during the related Collection Period ................................        67,429.56
                                                                                                                ------------------
  (c.)       Amount of unreimbursed Servicer Advances to be reimbursed on the
             Settlement Date ..................................................................................        49,822.87
                                                                                                                ------------------
  (d.)       Servicer Advances made during the related Collection Period ......................................           -
                                                                                                                ------------------
  (e.)       Aggregate amount of Servicer Advances at the end of the Collection
             Period ...........................................................................................    $ 1,493,784.50
                                                                                                                ------------------


V.    RESERVE ACCOUNT
  (a.)       Amount on deposit at the beginning of the related Collection Period ..............................   $ 3,600,000.00
                                                                                                                ------------------
  (b.)       Amounts used to cover shortfalls, if any,  for the related
               Collection Period ..............................................................................   $ -
                                                                                                                ------------------
  (c.)       Amounts transferred from the Facility Account, if applicable .....................................   $ -
                                                                                                                ------------------
  (d.)       Interest earned on Reserve Balance ...............................................................   $ 13,595.39
                                                                                                                ------------------
  (e.)       Reserve Account Ending Balance before calculating Required Reserve Amount ........................   $ 3,613,595.39
                                                                                                                ------------------

  (f.)       Required Reserve Amount needed as of the related Collection Period ...............................   $ 3,600,000.00
                                                                                                                ------------------

  (g1.)      If (f) is greater than (e), then amount of shortfall .............................................             0.00
                                                                                                                ------------------
  (g2.)      If (e) is greater than (f), then excess amount to be transferred
                to the Series Obligors ........................................................................        13,595.39
                                                                                                                ------------------

  (h.)       Amounts on deposit as of this Settlement Date (e minus g2) .......................................   $ 3,600,000.00
                                                                                                                ------------------



VI.   RESIDUAL ACCOUNT
  (a.)       Amount on deposit at the beginning of the related Collection Period ..............................             0.00
                                                                                                                ------------------
  (b.)       Amounts transferred from the Facility Account ....................................................             0.00
                                                                                                                ------------------
  (c.)       Amounts used to cover shortfalls for the related Collection Period ...............................             0.00
                                                                                                                ------------------
  (d.)       Amount on deposit as of this Settlement Date .....................................................             0.00
                                                                                                                ------------------


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
VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
  (a.)       Amount on deposit at the beginning of the related Collection Period ..                                         0.00
                                                                                                                ------------------
  (b.)       Amounts transferred from the Facility Account ........................                                         0.00
                                                                                                                ------------------
  (c.)       Amounts transferred to the Series Obligors ...........................                                         0.00
                                                                                                                ------------------
  (d.)       Amount on deposit as of this Settlement Date .........................                                         0.00
                                                                                                                ------------------


VIII. ADVANCE PAYMENTS
  (a.)       Beginning aggregate Advance Payments .................................                               $ 1,440,854.43
                                                                                                                ------------------
  (b.)       Amount of Advance Payments collected during the related Collection Period                              $ 901,723.20
                                                                                                                ------------------
  (c.)       Investment earnings for the related Collection Period ................                                   $ 6,248.81
                                                                                                                ------------------
  (d.)       Amount of Advance Payments withdrawn for deposit into Facility Account                               $ 1,025,951.09
                                                                                                                ------------------
  (e.)       Ending aggregate Advance Payments ....................................                               $ 1,322,875.35
                                                                                                                ------------------



ADVANTA BUSINESS SERVICES CORP., AS SERVICER

BY:        /s/ Mark Shapiro

TITLE:     Assistant Treasurer

DATE:               10-May-01
                    ---------


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